UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 12, 2021 (August 11, 2021)

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 11, 2021, Southwest Iowa Renewable Energy, LLC (the “Company”) received a fully-executed copy of Amendment No. 6 to the Credit Agreement (the “Sixth Amendment”) with Farm Credit Services of America, FLCA (“FLCA”), Farm Credit Services of America, PCA (“PCA”) and CoBank, ACB (“CoBank”), to amend the Company’s existing Credit Agreement dated as of June 24, 2014, as amended by Amendment No. 1 dated as of February 11, 2015, Amendment No. 2 dated as of February 11, 2015, Amendment No. 3 dated as of January 25, 2016, Amendment No. 4 dated as of November 14, 2019, and Amendment No. 5 dated as of February 26, 2021 (collectively the “Credit Agreement”). The Sixth Amendment has an effective date of July 30, 2021 and amends the Credit Agreement to amend and restate the Company’s Revolving Credit Note dated as of February 26, 2021 (the “Original Revolving Credit Note”) in its entirety, replacing it with the First Amended and Restated Revolving Credit Note dated as of July 30, 2021 (the “Restated Revolving Credit Note”). The Restated Revolving Credit Note extends the maturity date of the Original Revolving Credit Note to November 1, 2021.

Except as set forth in the Sixth Amendment and the Restated Revolving Credit Note, all other terms of the Credit Agreement remain in full force and effect.  The credit facility continues to be secured by substantially all of the Company’s assets.

The foregoing description of the Sixth Amendment and Restated Revolving Credit Note do not purport to be complete and are qualified in their entirety by reference to the full text of these documents, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03, as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 6 to Credit Agreement dated July 30, 2021 by and among Southwest Iowa Renewable Energy, LLC, Farm Credit Services of America, FLCA, Farm Credit Services of America, PCA and CoBank, ACB

10.2	First Amended and Restated Revolving Credit Note dated July 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2021	SOUTHWEST IOWA RENEWABLE ENERGY, LLC

	By:	/s/ Michael D. Jerke
Michael D. Jerke
Chief Executive Officer